UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-23285

Name of Fund:   BlackRock Multi-Sector Opportunities Trust

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Multi-Sector

            Opportunities Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2018

Date of reporting period: 06/30/2018

Item 1 – Report to Stockholders

JUNE 30, 2018

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Multi-Sector Opportunities Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended June 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Strong equity performance worldwide was driven by synchronized economic growth across the most influential economies. However, volatility in emerging market stocks rose, as U.S.-China trade relations and debt concerns weighed heavily on the Chinese stock market.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month U.S. Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.9%. In contrast, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising inflation expectations drove yields higher. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also announced plans to reduce its $4.4 trillion balance sheet by $420 billion in 2018, which began the process of gradually reversing its unprecedented stimulus measures after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing an open-ended commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 4.0%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending. Proposed infrastructure spending would deliver growth from the government sector, generate demand, and improve economic activity in other sectors.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	2.65%	14.37%
U.S. small cap equities (Russell 2000® Index)	7.66	17.57
International equities (MSCI Europe, Australasia, Far East Index)	(2.75)	6.84
Emerging market equities (MSCI Emerging Markets Index)	(6.66)	8.20
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.81	1.36
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.68)	(2.69)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.62)	(0.40)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.02)	1.61
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.16	2.62
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Trust Summary as of June 30, 2018	BlackRock Multi-Sector Opportunities Trust

Investment Objective

BlackRock Multi-Sector Opportunities Trust’s (the “Trust”) investment objective is to seek to provide high income and total return. The Trust seeks to achieve its investment objective by investing at least 80% of its total assets in fixed income securities and other financial instruments that pay periodic income. The Trust may invest any amount of its assets in securities of any credit quality, including securities that are rated at the time of investment below investment grade — i.e., ‘‘Ba’’ or ‘‘BB’’ or below by Moody’s Investor’s Service, Inc., Standard & Poor’s Corporation Ratings Group or Fitch Ratings, or securities that are judged to be of comparable quality by the investment advisers. It is anticipated that the Trust will terminate on or before February 22, 2024 (the “Termination Date”). The Trust may invest directly in securities or synthetically through the use of derivatives.

The Trust’s common shares are not listed on any securities exchange. Investors should consider that they may not have access to the money they invest until the Termination Date. The Trust is designed for long-term investors and an investment in the common shares, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Initial Offering Date	February 23, 2018
Termination Date (on or about)	February 22, 2024
Current Quarterly Distribution per Common Share(a)	$1.8750
Current Annualized Distribution per Common Share(a)	$7.5000

(a)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Net Asset Value Per Share Summary

	06/30/18	02/23/18 (a)	Change	High	Low
Net Asset Value	$96.44	$100.00	(3.56)%	$100.15	$96.44

(a)	Commencement of operations.

4	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of June 30, 2018 (continued)	BlackRock Multi-Sector Opportunities Trust

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	06/30/18
Corporate Bonds	30%
Asset-Backed Securities	29
Floating Rate Loan Interests	17
Foreign Agency Obligations	11
Non-Agency Mortgage-Backed Securities	8
Investment Companies	4
U.S. Government Sponsored Agency Securities	1
Preferred Securities	—	(a)

(a)	Representing less than 1% of the Trust’s total investments.

CREDIT QUALITY ALLOCATION (b)(c)

Credit Rating	06/30/18
AA/Aa	2%
A	2
BBB/Baa	8
BB/Ba	30
B	22
CCC/Caa	1
CC/Ca	3
C	1
NR	31

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(c)	Excludes Short-Term Securities.

TRUST SUMMARY	5

The Benefits and Risks of Leveraging

The Trust may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments. The Trust was not leveraged as of June 30, 2018.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume the Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Trust’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Trust’s shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust would incur expenses in connection with the use of leverage, all of which would be borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trust’s investment adviser will be higher than if the Trust did not use leverage.

The Trust may utilize leverage through reverse repurchase agreements in the future as described in the Notes to Financial Statements. The Trust did not enter into reverse repurchase agreements during the period ended June 30, 2018.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to issue debt up to 33 1⁄3% of its total managed assets. The Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If the Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of the Trust’s obligations under any reverse repurchase agreement (including accrued interest) that the Trust enters into in the future, then such transaction would not be considered a senior security and would not be subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trust may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trust’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trust’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2018	BlackRock Multi-Sector Opportunities Trust (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities — 30.1%
Ajax Mortgage Loan Trust:
Series 2018-A, Class A, 3.85%, 04/25/58(a)(b)	USD	1,853	$1,853,931
Series 2018-A, Class B, 0.00%, 04/25/58(a)(b)(c)		609	364,266
Series 2018-B, Class A, 3.75%, 02/26/57		1,687	1,687,160
Series 2018-B, Class B, 1.00%, 02/26/57		723	315,546
ALLEGRO CLO Ltd., Series 2018-2A, Class E, 1.00%, 07/15/31(b)		1,500	1,470,000
AMSR Trust, Series 2016-SFR1(b)(d):
Class F, (1 mo. LIBOR + 3.90%), 5.99%, 11/17/33		2,500	2,523,125
Class G, (1 mo. LIBOR + 5.10%), 7.19%, 11/17/33		2,000	2,027,265
Anchorage Capital CLO Ltd.(b)(c):
Series 2013-1A, Class DR, 9.14%, 10/13/30		3,050	3,102,347
Series 2014-5RA, Class E, 7.75%, 01/15/30		1,000	1,003,461
Series 2015-6A, Class SUB2, 0.00%, 07/15/30		2,000	1,172,700
Series 2018-1RA, Class SUB, 0.00%, 04/13/31(a)		1,000	941,000
APIDOS CLO, Series 2013-15A, Class ERR, 8.06%, 04/20/31(b)(c)		1,000	1,003,909
Apidos CLO XXIX, Series 2018-29A, Class D, 7.64%, 07/25/30(a)(b)(c)		2,000	2,000,000
Ares XLIV CLO Ltd., Series 2017-44A, Class D, (3 mo. LIBOR US + 6.55%), 8.90%, 10/15/29(b)(d)		750	764,275
Ares XXXVII CLO Ltd., Series 2015-4A(b)(c):
Class DR, 8.50%, 10/15/30		2,200	2,231,036
Class SUB, 0.00%, 10/15/30		2,200	1,756,282
Atrium XIII, Series 13A, Class E, 8.41%, 11/21/30(b)(c)		1,000	1,009,794
Battalion CLO XI Ltd., Series 2017-11A, Class E, 8.34%, 10/24/29(b)(c)		1,000	1,005,598
Bayview Financial Revolving Asset Trust, Series 2005-E, Class A1, (1 mo. LIBOR + 1.00%), 3.10%, 12/28/40(b)(d)		2,629	2,488,672
Bean Creek CLO Ltd., Series 2015-1A, Class ER, 8.11%, 04/20/31(b)(c)		1,500	1,498,450
BlueMountain CLO XXII Ltd., Series 2018-22A, Class E, 7.39%, 07/15/31(b)(c)		2,000	1,952,400
Canyon CLO Ltd., Series 2018-1A, Class E, 7.79%, 07/15/31(b)(c)		1,250	1,249,969
Carlyle Global Market Strategies CLO Ltd.(b):
Series 2014-2RA, Class D, 5.13%, 05/15/31(c)		1,000	984,677
Series 2015-1A, Class E1, (3 mo. LIBOR US + 5.30%), 7.66%, 04/20/27(d)		1,000	1,005,163
Carlyle US CLO Ltd., Series 2017-2A, Class D, (3 mo. LIBOR US + 6.15%), 8.51%, 07/20/31(b)(d)		1,000	1,017,562
Cedar Funding IX CLO Ltd., Series 2018-9A, Class E, 7.59%, 04/20/31(b)(c)		2,000	1,948,906
Cent CLO Ltd., Series C17A, Class DR, 8.35%, 04/30/31(a)(b)(c)		1,000	997,500
CSMC Mortgage-Backed Trust, Series 2007-5, Class 1A11, 7.00%, 08/25/37(c)		2,537	2,058,829
Deer Creek CLO Ltd., Series 2017-1A, Class E, 8.71%, 10/20/30(b)(c)		1,000	1,010,591
Dewolf Park CLO Ltd., Series 2017-1A, Class E, 8.55%, 10/15/30(b)(c)		1,500	1,522,143
Dryden Senior Loan Fund, Series 2017-47A, Class E, (3 mo. LIBOR US + 6.20%), 8.55%, 04/15/28(b)(d)		610	618,865
Goldentree Loan Management US CLO Ltd., Series 2017-2A, Class E, 7.06%, 11/28/30(b)(c)		1,500	1,424,165
GSAMP Trust, Series 2004-HE1, Class M1, (1 mo. LIBOR US + 0.83%), 2.92%, 05/25/34(d)		1,992	1,943,104
HarborView Mortgage Loan Trust, Series 2007-3, Class 2A1B, (1 mo. LIBOR US + 0.23%), 2.31%, 05/19/47(d)		2,421	1,962,982
Highbridge Loan Management Ltd., Series 12A-18, Class D, 7.52%, 07/18/31(b)(c)		1,120	1,120,000

Security	Par (000)		Value
Asset-Backed Securities (continued)
HPS Loan Management Ltd., Series 11A-17, Class E, (3 mo. LIBOR US + 6.10%), 8.46%, 05/06/30(b)(d)	USD	600	$605,681
Invitation Homes Trust, Series 2018-SFR1, Class F, 4.59%, 03/17/37(b)(c)		2,000	2,006,254
JP Morgan Mortgage Acquisition Corp., Series 2006-FRE2, Class M2, (1 mo. LIBOR US + 0.36%), 2.45%, 02/25/36(d)		2,787	2,404,435
KKR CLO Ltd., Series 22A, Class E, 8.34%, 07/20/31(b)(c)		2,000	2,000,000
LCM XVIII LP, Series 18A, Class ER, 8.19%, 04/20/31(a)(b)(c)		1,000	1,002,500
LCM XXI LP, Series 21A, Class ER, 8.11%, 04/20/28(b)(c)		1,500	1,516,665
Long Beach Mortgage Loan Trust(d):
Series 2006-6, Class 2A3, (1 mo. LIBOR US + 0.15%), 2.24%, 07/25/36		3,782	1,965,851
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.16%), 2.25%, 08/25/36		5,925	3,174,995
Series 2006-7, Class 2A4, (1 mo. LIBOR US + 0.24%), 2.33%, 08/25/36		6,518	3,433,153
Series 2006-9, Class 2A3, (1 mo. LIBOR US + 0.16%), 2.25%, 10/25/36		6,367	2,793,008
Madison Park Funding XIII Ltd., Series 2014-13A, Class ER, 8.11%, 04/19/30(a)(b)(c)		2,000	2,028,306
Madison Park Funding XXIII Ltd., Series 2017-23A, Class E, 8.62%, 07/27/30(b)(c)		500	506,762
Madison Park Funding XXVIV Ltd., Series 2007-4A, Class ER, 8.86%, 07/29/30(b)(c)		500	509,444
Madison Park Funding XXX Ltd., Series 2018-30A, Class E, 7.29%, 04/15/29(b)(c)		1,250	1,231,662
MCM Trust, Series 2018(a):
Class NPL 1, 0.00%, 06/01/57		5,460	1,334,970
Class NPL 4, 4.00%, 06/01/57		2,290	2,290,000
MP CLO VIII Ltd., Series 2015-2A, Class ER, 7.81%, 10/28/27(b)(c)		1,000	1,000,008
Nationstar HECM Loan Trust, Series 2018-1A(b)(c):
Class M4, 4.70%, 02/25/28		1,606	1,605,697
Class M5, 6.00%, 02/25/28		3,831	3,727,180
New Century Home Equity Loan Trust, Series 2001-NC2, Class M2, (1 mo. LIBOR US + 1.88%), 3.96%, 09/20/31(d)		2,050	2,051,562
OCP CLO Ltd., Series 2016-12A, Class D, (3 mo. LIBOR US + 6.10%), 8.46%, 10/18/28(b)(d)		1,000	1,010,652
Octagon Investment Partners 34 Ltd., Series 2017-1A(b)(c):
Class E1, 7.86%, 01/20/30		469	469,024
Class E2, 7.86%, 01/20/30		544	545,932
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class ERR, 7.81%, 01/22/30(b)(c)		1,000	987,737
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class ER, 8.01%, 07/15/27(b)(c)		3,250	3,287,591
Option One Mortgage Loan Trust, Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(f)		2,347	2,208,307
OZLM XIV Ltd., Series 2015-14A, Class DR, 7.80%, 01/15/29(a)(b)(c)		2,000	2,008,750
OZLM XVIII Ltd., Series 2018-18A, Class SUB, 0.00%, 04/15/31(b)(c)		950	870,190
OZLM XX Ltd., Series 2018-20A, Class D, 7.96%, 04/20/31(a)(b)(c)		2,000	2,000,000
Palmer Square CLO Ltd., Series 2018-2A, Class D, 1.00%, 07/16/31(b)(c)(g)		1,500	1,500,000
Park Avenue Institutional Advisers CLO Ltd., Series 2016-1A, Class D, (3 mo. LIBOR US + 7.00%), 9.33%, 08/23/28(b)(d)		2,000	2,003,971

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Multi-Sector Opportunities Trust (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities (continued)
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-WCW1, Class M3, (1 mo. LIBOR US + 1.88%), 3.97%, 09/25/34(d)	USD	3,021	$3,029,000
Regatta XI Funding Ltd., Series 2018-1A, Class SUB, 0.00%, 07/17/31(b)(c)		1,500	1,245,000
Rockford Tower CLO Ltd.(b):
Series 2017-1A, Class E, (3 mo. LIBOR US + 5.40%), 7.75%, 04/15/29(d)		2,000	2,005,305
Series 2018-1A, Class E, 8.11%, 05/20/31(c)		1,000	999,856
Seasoned Credit Risk Transfer Trust Series:
Series 2018-1, Class BX, 6.41%, 05/25/57(a)(c)		4,625	2,535,425
Series 2018-1, Class M, 4.75%, 05/25/57(c)		2,000	1,927,756
Series 2018-2, Class BX, 2.55%, 11/25/57		3,916	1,916,138
Silver Creek CLO Ltd., Series 2014-1A, Class E1R, (3 mo. LIBOR US + 5.62%), 7.98%, 07/20/30(b)(d)		1,000	998,129
Sound Point CLO XIV Ltd., Series 2016-3A, Class E, (3 mo. LIBOR US + 6.65%), 9.01%, 01/23/29(b)(d)		2,000	2,025,751
Stewart Park CLO Ltd., Series 2015-1A, Class SUB, 1.00%, 01/15/30(b)(c)		4,250	1,357,556
TICP CLO VI Ltd., Series 2016-6A, Class E, (3 mo. LIBOR US + 6.55%), 8.90%, 01/15/29(b)(d)		1,500	1,516,235
TICP CLO VII Ltd., Series 2017-7A, Class E, (3 mo. LIBOR US + 6.51%), 8.86%, 07/15/29(b)(d)		1,000	1,021,373
TRESTLES CLO II Ltd., Series 2018-2A, Class D, 8.08%, 07/25/31(a)(b)(c)		1,500	1,500,000
Tricon American Homes Trust, Series 2018-SFR1, Class F, 4.96%, 05/17/37(b)		3,000	2,987,982
York CLO Ltd., Series 2015-1A, Class ER, 8.01%, 01/22/31(b)(c)		500	497,275
York CLO-2 Ltd., Series 2015-1A(b)(c):
Class F, 9.61%, 01/22/31		250	233,049
Class SUB, 0.00%, 01/22/31		3,500	2,878,750

Total Asset-Backed Securities — 30.1% (Cost — $134,827,581)			133,790,540

Corporate Bonds — 32.3%

Aerospace & Defense — 0.6%
Arconic, Inc., 6.75%, 01/15/28		1,209	1,283,051
TransDigm, Inc., 6.50%, 05/15/25		1,330	1,344,963

			2,628,014
Airlines — 0.6%
Avianca Holdings SA / Avianca Leasing LLC / Grupo Taca Holdings, Ltd., 8.38%, 05/10/20(b)		2,000	2,015,000
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 05/10/20		708	713,310

			2,728,310
Auto Components — 0.3%
Meritor, Inc., 6.25%, 02/15/24		1,330	1,339,975

Banks — 0.9%
The Bank of East Asia Ltd.(5 year CMT + 3.83%), 5.50%(h)(i)		400	394,224
Industrial & Commercial Bank of China Asia Ltd.(5 year CMT + 3.14%), 4.25%(h)(i)		380	358,040
Inversiones Atlantida SA, 8.25%, 07/28/22(b)		2,000	2,054,822
Macquarie Bank Ltd.(5 year USD Swap + 3.70%), 6.13%(h)(i)		630	565,425
Postal Savings Bank of China Co. Ltd., 4.50%(c)(i)		580	537,950

			3,910,461
Beverages — 0.4%
Central American Bottling Corp., 5.75%, 01/31/27(b)		2,000	1,990,000

Security	Par (000)		Value
Building Products — 0.0%
China Singyes Solar Technologies Holdings Ltd., 7.95%, 02/15/19	USD	220	$177,320

Chemicals — 1.5%
Cydsa SAB de C.V., 6.25%, 10/04/27(b)		2,000	1,803,000
NOVA Chemicals Corp., 4.88%, 06/01/24(b)		1,407	1,336,650
Petkim Petrokimya Holding, 5.88%, 01/26/23(b)		2,000	1,817,304
Rock International Investment Co., 6.63%, 03/27/20		350	265,475
Venator Finance Sarl/Venator Materials LLC, 5.75%, 07/15/25(b)		1,351	1,290,205
Yingde Gases Investment Ltd. Co., 7.25%, 02/28/20		300	299,992

			6,812,626
Commercial Services & Supplies — 0.3%
United Rentals North America, Inc., 5.50%, 07/15/25		1,336	1,346,020

Construction & Engineering — 1.7%
Aeropuertos Argentina 2000 SA, 6.88%, 02/01/27(b)		2,000	1,919,000
BlueLine Rental Finance Corp., 9.25%, 03/15/24(b)		1,281	1,362,856
PulteGroup, Inc., 7.88%, 06/15/32		1,138	1,303,010
Weekley Homes LLC/Weekley Finance Corp.:
6.00%, 02/01/23		1,325	1,290,219
6.63%, 08/15/25(b)		1,381	1,308,497
Wijaya Karya Persero Tbk PT, 7.70%, 01/31/21	IDR	2,000,000	140,544

			7,324,126
Consumer Finance — 0.4%
Credivalores-Crediservicios SAS, 9.75%, 07/27/22(b)	USD	2,000	1,960,000

Diversified Financial Services — 1.6%
Docuformas SAPI de C.V., 9.25%, 10/11/22(b)		2,000	1,810,000
Gilex Holding Sarl, 8.50%, 05/02/23(b)		1,821	1,872,443
New Lion Bridge Co. Ltd., 9.75%, 10/10/20		200	195,195
Quicken Loans, Inc., 5.75%, 05/01/25(b)		1,344	1,315,481
Tarjeta Naranja SA(Argentina Deposit Rates Badlar Pvt Banks + 3.50%), 26.19%, 04/11/22(b)(d)		2,000	1,060,000
Woori Bank(h)(i):
(5 year CMT + 3.31%), 4.50%		440	414,697
(5 year CMT + 3.35%), 5.25%		460	433,506

			7,101,322
Diversified Telecommunication Services — 0.3%
Telecom Italia Capital SA, 6.38%, 11/15/33		1,239	1,220,415

Electric Utilities — 0.3%
Talen Energy Supply LLC, 10.50%, 01/15/26(b)		1,433	1,277,161

Electronic Components — 0.0%
GCL New Energy Holdings Ltd., 7.10%, 01/30/21		240	207,574

Energy Equipment & Services — 0.7%
Bristow Group, Inc., 8.75%, 03/01/23(b)		1,350	1,314,562
GREENKO Investment Co., 4.88%, 08/16/23		730	653,319
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(b)		1,259	1,348,543

			3,316,424
Food Products — 1.9%
Arcor SAIC, 6.00%, 07/06/23(b)		2,000	1,999,000
Grupo Bimbo SAB de C.V., 5.95%(b)(c)(i)		1,592	1,572,100
MARB BondCo PLC, 6.88%, 01/19/25(b)		2,000	1,900,000
Minerva Luxembourg SA, 6.50%, 09/20/26(b)		2,000	1,832,500
Post Holdings, Inc., 5.00%, 08/15/26(b)		1,430	1,333,475

			8,637,075
Forest Products — 0.1%
SSMS Plantation Holdings Pte Ltd., 7.75%, 01/23/23		290	255,081

8	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Multi-Sector Opportunities Trust (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Health Care Providers & Services — 0.6%
HCA, Inc., 4.50%, 02/15/27	USD	1,416	$1,332,810
Team Health Holdings, Inc., 6.38%, 02/01/25(b)		1,563	1,344,180

			2,676,990
Hotels, Restaurants & Leisure — 1.3%
GLP Capital LP/GLP Financing II, Inc., 5.38%, 11/01/23		1,307	1,334,774
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, 06/01/24(b)		1,362	1,344,566
Sabre GLBL, Inc., 5.38%, 04/15/23(b)		1,343	1,356,430
Scientific Games International, Inc., 10.00%, 12/01/22		1,247	1,330,512
Studio City Finance Ltd., 8.50%, 12/01/20		300	301,500

			5,667,782
Household Durables — 0.6%
K Hovnanian Enterprises, Inc., 10.50%, 07/15/24(b)		1,245	1,282,350
Lennar Corp., 4.88%, 12/15/23		1,370	1,366,575

			2,648,925
Independent Power and Renewable Electricity Producers — 0.7%
Calpine Corp., 5.25%, 06/01/26(b)		1,406	1,324,276
Genneia SA, 8.75%, 01/20/22(b)		2,000	1,929,320

			3,253,596
Internet Software & Services — 0.3%
VeriSign, Inc., 4.63%, 05/01/23		1,361	1,369,506

Leisure Time — 0.6%
Carlson Travel, Inc., 6.75%, 12/15/23(b)		2,704	2,649,920

Media — 1.4%
Cablevision SA, 6.50%, 06/15/21(b)		2,000	1,987,140
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22(b)		1,360	1,336,336
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.00%, 01/15/25(b)		1,342	1,358,775
Ziggo Secured Finance BV, 5.50%, 01/15/27(b)		1,451	1,355,379

			6,037,630
Metals & Mining — 4.9%
ABJA Investment Co. Pte Ltd., 5.95%, 07/31/24		200	193,190
Commercial Metals Co., 5.38%, 07/15/27		1,374	1,305,300
Kaiser Aluminum Corp., 5.88%, 05/15/24		1,315	1,341,300
Largo Resources Ltd., 9.25%, 06/01/21(b)		15,000	15,000,000
Steel Dynamics, Inc., 5.00%, 12/15/26		1,349	1,349,000
Vedanta Resources PLC, 7.13%, 05/31/23		270	254,475
VM Holdings SA, 5.38%, 05/04/27(b)		2,000	1,940,000
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		210	200,812

			21,584,077
Oil, Gas & Consumable Fuels — 4.6%
Centennial Resource Production LLC, 5.38%, 01/15/26(b)		1,711	1,663,948
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27		1,365	1,353,056
Chesapeake Energy Corp., 8.00%, 12/15/22(b)		643	674,957
Cia Latinoamericana de Infraestructura & Servicios SA, 9.50%, 07/20/23(b)		1,824	1,480,176
Geopark Ltd., 6.50%, 09/21/24(b)		2,000	1,918,280
Gran Tierra Energy International Holdings Ltd., 6.25%, 02/15/25(b)		3,500	3,285,625
Hammerhead Resources, Inc., Series AI, 9.00%, 07/10/22		1,279	1,215,050
Jagged Peak Energy LLC, 5.88%, 05/01/26(b)		1,359	1,331,820
Medco Platinum Road Pte Ltd., 6.75%, 01/30/25		200	175,380
Medco Straits Services Pte Ltd., 8.50%, 08/17/22		450	448,590
NGPL PipeCo LLC, 7.77%, 12/15/37(b)		1,116	1,311,300
Petrobras Global Finance BV, 6.00%, 01/27/28(b)		2,000	1,810,000
Sunoco LP/Sunoco Finance Corp., 5.88%, 03/15/28(b)		2,769	2,610,696
YPF SA(Argentina Deposit Rates Badlar Pvt Banks + 4.00%), 26.56%, 07/07/20(d)		2,000	998,736

			20,277,614

Security	Par (000)		Value
Pharmaceuticals — 0.8%
CVS Health Corp., 4.30%, 03/25/28	USD	2,000	$1,972,818
Valeant Pharmaceuticals International, Inc., 5.63%, 12/01/21(b)		1,439	1,415,616

			3,388,434
Plastics — 0.0%
Pearl Holding III Ltd., 9.50%, 12/11/22		200	185,103

Real Estate — 0.8%
Central China Real Estate Ltd., 6.88%, 10/23/20		300	291,445
China Aoyuan Property Group Ltd., 7.50%, 05/10/21		400	385,920
China SCE Property Holdings Ltd., 7.45%, 04/17/21		300	293,194
CIFI Holdings Group Co., Ltd., 6.38%, 05/02/20		200	197,500
Easy Tactic Ltd., 7.00%, 04/25/21		200	193,983
Excel Capital Global Ltd., 7.00%(a)(c)(i)		200	196,500
Fantasia Holdings Group Co. Ltd., 8.38%, 03/08/21		200	177,592
Global Prime Capital Pte Ltd., 7.25%, 04/26/21		200	198,960
Greenland Global Investment Ltd., 7.19%, 09/26/21(c)		300	299,988
Jingrui Holdings Ltd., 9.45%, 04/23/21		200	191,890
Logan Property Holdings Co. Ltd., Series JUL, 6.88%, 04/24/21		250	247,557
New Metro Global, Ltd., 6.50%, 04/23/21		200	194,212
Powerlong Real Estate Holdings Ltd., 6.95%, 04/17/21		300	284,961
Times China Holdings Ltd., 7.85%, 06/04/21		300	291,431

			3,445,133
Real Estate Management & Development — 0.4%
China Evergrande Group:
6.25%, 06/28/21		200	187,863
7.50%, 06/28/23		200	178,720
Fantasia Holdings Group Co. Ltd., 7.38%, 10/04/21		200	171,940
Future Land Development Holdings Ltd., 5.00%, 02/16/20		240	232,560
Kaisa Group Holdings Ltd., 8.50%, 06/30/22		260	209,873
Modernland Overseas Pte Ltd., 6.95%, 04/13/24		470	404,398
Sunac China Holdings Ltd., 6.88%, 08/08/20		220	214,102

			1,599,456
Road & Rail — 0.6%
Herc Rentals, Inc., 7.50%, 06/01/22(b)		1,500	1,586,250
United Rentals North America, Inc., 4.88%, 01/15/28		1,396	1,292,626

			2,878,876
Specialty Retail — 0.1%
Baoxin Auto Finance I Ltd., 5.63%(c)(i)		420	372,725

Textiles, Apparel & Luxury Goods — 0.1%
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		470	359,080

Transportation Infrastructure — 0.5%
Rumo Luxembourg Sarl, 7.38%, 02/09/24(b)		2,000	2,020,020

Utilities — 0.8%
Huachen Energy Co. Ltd., 6.63%, 05/18/20		300	200,850
Stoneway Capital Corp., 10.00%, 03/01/27(b)		3,500	3,498,215

			3,699,065
Wireless Telecommunication Services — 1.6%
Digicel Group Ltd., 8.25%, 09/30/20(b)		2,000	1,510,000
Equinix, Inc., 5.38%, 04/01/23		1,331	1,362,445
Frontier Communications Corp., 8.50%, 04/01/26(b)		1,458	1,406,970
Sprint Corp., 7.88%, 09/15/23		1,343	1,392,523
T-Mobile USA, Inc., 6.50%, 01/15/26		1,286	1,326,188

			6,998,126

Total Corporate Bonds — 32.3% (Cost — $149,716,524)			143,343,962

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Multi-Sector Opportunities Trust (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Floating Rate Loan Interests(d) — 18.9%

Aerospace & Defense — 0.3%
TransDigm, Inc., 2018 Term Loan F, (1 mo. LIBOR + 2.50%) 4.59%, 06/09/2	USD	1,365	$1,355,752

Air Freight & Logistics — 0.4%
XPO Logistics, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%) 4.09%, 02/24/2		1,940	1,922,468

Banks — 0.6%
Caliber Home Loans, Inc., 2018 Revolver, (3 mo. LIBOR + 3.14%), 5.47%, 04/24/21		2,406	2,406,000

Building Products — 0.8%
Jeld-Wen, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 2.00%) 4.33%, 12/14/24		1,094	1,089,074
Ply Gem Industries, Inc., 2018 Term Loan, (3 mo. LIBOR + 3.75%), 6.09%, 04/12/25		2,020	2,013,698
SRS Distribution, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%) 5.58%, 05/23/25		315	310,014

			3,412,786
Capital Markets — 4.3%
A10 Capital, LLC, Mezzanine Term Loan, (1 mo. LIBOR + 6.50%), 8.57%, 03/31/23(a)		19,400	19,254,500

Construction & Engineering — 0.4%
Summit Materials Companies I LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%) 4.09%, 11/21/24		1,798	1,788,957

Diversified Financial Services — 2.2%
Chimera Special Holding LLC, Term Loan, (1 mo. LIBOR + 2.00%), 4.00%, 10/04/19(a)		4,798	4,798,322
LSTAR Securities Financing Vehicle:LPN, 2018 Term Loan, (1 mo. LIBOR + 2.00%), 3.98%, 04/01/21(a)(d)		4,863	4,845,618

			9,643,940
Diversified Telecommunication Services — 0.4%
Level 3 Financing, Inc., 2017 Term Loan B, (3 mo. LIBOR + 2.00%) 4.33%, 02/22/24		1,803	1,796,634

Electric Utilities — 0.4%
Vistra Operations Co. LLC, 2016 Term Loan B2, 12/14/23(j)		1,799	1,788,958

Electrical Equipment — 0.4%
Gates Global LLC, 2017 Repriced Term Loan B, (3 mo. LIBOR + 2.75%) 5.08%, 04/01/24		1,935	1,932,153

Electronic Equipment, Instruments & Components — 0.4%
Robertshaw US Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%) 5.63%, 02/28/25		1,793	1,788,461

Energy Equipment & Services — 1.1%
Grupo Albanesi, Term Loan A, 03/31/23(j)		5,000	5,000,000

Equity Real Estate Investment Trusts (REITs) — 0.8%
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B, (1 mo. LIBOR + 2.00%) 4.09%, 04/25/23		1,797	1,786,351
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 2.00%) 4.08%, 12/20/24		1,805	1,790,560

			3,576,911
Hotels, Restaurants & Leisure — 1.1%
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%) 4.84%, 12/22/24		1,792	1,785,178
Hilton Worldwide Finance LLC, Term Loan B2, (1 mo. LIBOR + 1.75%) 3.84%, 10/25/23		1,194	1,193,445

Security	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
Scientific Games International, Inc., 2018 Term Loan B5, (2 mo. LIBOR + 2.75%) 4.91%, 08/14/24	USD	1,935	$1,920,778

			4,899,401
IT Services — 0.3%
First Data Corp., 2024 Term Loan, (1 mo. LIBOR + 2.00%) 4.09%, 04/26/24		1,377	1,367,892

Oil, Gas & Consumable Fuels — 0.2%
AL Midcoast Holdings LLC, 2018 Term Loan B, 06/28/25(a)(j)		755	751,225

Professional Services — 0.5%
Stars Group Holdings B.V., 2018 USD Incremental Term Loan, 07/28/25(j)		2,400	2,401,512

Software — 3.4%
PowerSchool, 2018 2nd Lien Term Loan, 05/29/26(a)(j)		15,000	15,000,000

Trading Companies & Distributors — 0.9%
Beacon Roofing Supply, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.25%) 4.28%, 01/02/25		1,371	1,360,674
HD Supply, Inc., Term Loan B4, 10/17/23(j)		1,795	1,800,085
LSF9 Cypress Holdings LLC, 2018 Term Loan B, 05/10/25(j)		750	747,660

			3,908,419

Total Floating Rate Loan Interests — 18.9% (Cost — $84,148,362)			83,995,969

Foreign Agency Obligations — 12.1%
Argentine Republic Government International Bond:
6.88%, 04/22/21		2,885	2,841,725
6.88%, 01/26/27		4,530	3,986,400
Bahrain Government International Bond, 7.50%, 09/20/47		490	422,066
CBB International Sukuk Co. SPC, 6.88%, 10/05/25(b)		360	357,300
Colombia Government International Bond, 4.50%, 01/28/26		2,050	2,080,750
Egypt Government International Bond:
5.58%, 02/21/23		1,795	1,700,762
5.58%, 02/21/23(b)		3,445	3,264,137
7.50%, 01/31/27		640	629,133
7.50%, 01/31/27(b)		1,470	1,445,039
8.50%, 01/31/47		1,640	1,586,897
Egypt Treasury Bills(e)(k):
16.90%, 12/04/18	EGP	30,600	1,580,912
17.00%, 12/04/18		30,600	1,580,912
16.60%, 03/05/19		24,300	1,201,273
16.60%, 04/16/19		81,400	3,948,241
Indonesia Government International Bond:
4.75%, 01/08/26	USD	2,030	2,057,372
4.10%, 04/24/28		935	903,486
Indonesia Treasury Bond:
7.00%, 05/15/22	IDR	62,649	4,282,254
6.13%, 05/15/28		19,233	1,191,158
Lebanon Government International Bond, 6.65%, 11/03/28	USD	1,650	1,240,965
Mexican Bonos, 5.00%, 12/11/19	MXN	17,000	822,975
Mongolia Government International Bond, 5.63%, 05/01/23	USD	240	226,856
Qatar Government International Bond, 5.10%, 04/23/48(b)		925	922,188
Republic of South Africa Government Bond, 6.25%, 03/31/36	ZAR	5,310	279,813

10	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Multi-Sector Opportunities Trust (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Foreign Agency Obligations (continued)
Republic of South Africa Government International Bond:
5.88%, 05/30/22	USD	2,671	$2,794,550
4.88%, 04/14/26		4,670	4,492,521
Russian Federal Bond — OFZ, 7.05%, 01/19/28	RUB	128,060	1,969,821
Russian Foreign Bond — Eurobond, 4.75%, 05/27/26	USD	1,000	1,001,004
Saudi Government International Bond(b):
3.25%, 10/26/26		450	421,580
4.50%, 04/17/30		2,320	2,317,295
Turkey Government International Bond:
6.25%, 09/26/22		615	616,748
3.25%, 03/23/23		1,705	1,511,864

Total Foreign Agency Obligations — 12.1% (Cost — $57,395,683)			53,677,997

	Shares
Investment Companies — 4.1%
United States — 4.1%
SPDR Barclays High Yield Bond ETF		511,940	18,163,631

Total Investment Companies — 4.1% (Cost — $18,403,173)			18,163,631

	Par (000)
Non-Agency Mortgage-Backed Securities — 8.7%

Commercial Mortgage-Backed Securities — 8.7%
Atrium Hotel Portfolio Trust 2018-ATRM, Series 2018-ATRM, Class E, 5.36%, 06/15/35(b)(c)	USD	3,000	3,000,002
Banc of America Commercial Mortgage Trust 2007-1, Series 2007-1, Class AMFX, 5.48%, 01/15/49(c)		1,651	1,655,783
Barclays Commercial Mortgage Trust, Series 2018-TALL, Class E, 4.51%, 03/15/37(b)(c)		1,000	1,004,362
Benchmark Mortgage Trust(b):
Series 2018-B2, Class D, 2.84%, 02/15/51(c)		3,000	2,436,311
Series 2018-B3, Class D, 3.06%, 04/10/51		2,500	2,074,721
CCRESG Commercial Mortgage Trust 2016-HEAT, Series 2016-HEAT, Class E, 5.67%, 04/10/29(b)(c)		2,500	2,513,197
GRACE Mortgage Trust, Series 2014, Class G, 3.71%, 06/10/28(b)(c)		2,025	1,965,174
GS Mortgage Securities Corp. Trust, Series 2017-500K, Class G, (1 mo. LIBOR + 2.50%), 4.57%, 07/15/32(b)(d)		1,000	1,000,314
JPMDB Commercial Mortgage Securities Trust 2018-C8, Series 2018-C8, Class XD, 1.50%, 06/15/51(b)(c)		11,427	1,292,711
JPMorgan Chase Commercial Mortgage Securities Trust(b)(c):
Series 2017-JP5, Class D, 4.80%, 03/15/50		2,500	2,375,396
Series 2015-JP1, Class E, 4.40%, 01/15/49		2,030	1,763,015
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2005-2A, Class B, (1 mo. LIBOR + 1.00%), 3.09%, 09/25/30(b)(d)		3,472	3,388,228
LSTAR Commercial Mortgage Trust(b)(c):
Series 2017-5, Class C, 4.87%, 03/10/50		1,376	1,267,074
Series 2016-4, Class C, 4.70%, 03/10/49		476	424,880
Morgan Stanley Capital I, Inc., Series 2018-H3, Class D, 3.00%, 07/15/51(b)(g)		3,000	2,403,843
Velocity Commercial Capital Loan Trust 2018-1, Series 2018-1(b):
Class M5, 6.26%, 04/25/48		352	350,618
Class M6, 7.26%, 04/25/48		850	849,558
Wells Fargo Commercial Mortgage Trust:
Series 2018-C45, Class D, 3.00%, 06/15/51		2,100	1,705,803

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
Series 2015-NXS4, Class D, 3.75%, 12/15/48(c)	USD	2,500	$2,201,655
Series 2015-NXS1, Class D, 4.24%, 05/15/48(c)		2,875	2,496,494
Series 2018-C44, Class D, 3.00%, 05/15/51(b)		3,000	2,398,741

			38,567,880

Total Non-Agency Mortgage-Backed Securities — 8.7% (Cost — $38,490,559)			38,567,880

Preferred Securities Capital Trusts — 0.3%

Construction Materials — 0.0%
Tewoo Group No. 5 Ltd., 5.80%(c)(i)		200	174,961

Diversified Financial Services — 0.1%
King Talent Management Ltd., 5.60%(c)(i)		220	205,162

Insurance — 0.0%
KDB Life Insurance Co. Ltd., 7.50%, 05/21/2078(c)		200	187,460

Oil, Gas & Consumable Fuels — 0.1%
PTTEP Treasury Center Co. Ltd., 4.60%(h)(i)		300	281,986

Real Estate Management & Development — 0.1%
Agile Group Holdings Ltd.(i):
6.88%(c)		220	200,443
8.25%(h)		300	298,500

			498,943

Total Capital Trusts — 0.3% (Cost — $1,405,015)			1,348,512

Total Preferred Securities — 0.3%			1,348,512

U.S. Government Sponsored Agency Securities — 1.5%

Collateralized Mortgage Obligations — 1.3%
Freddie Mac Structured Agency Credit Risk Debt Notes(c):
Series 2018-SPI1, Class M2, 3.75%, 02/25/48(b)		2,000	1,764,576
Series 2018-HQA1, Class M2, 4.39%, 09/25/30		2,000	1,993,899
Series 2018-DNA1, Class B1, 5.24%, 07/25/30		2,000	1,912,669

			5,671,144
Commercial Mortgage-Backed Securities — 0.2%
FREMF Mortgage Trust, Series 2018-K73, Class B, 3.98%, 01/25/28(b)(c)		1,000	966,097

Total U.S. Government Sponsored Agency Securities — 1.5% (Cost — $6,674,426)			6,637,241

Total Long-Term Investments — 108.0% (Cost — $491,061,323)			479,525,732

		Shares
Short-Term Securities — 0.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.80%(l)(m)		2,460,402	2,460,402

Total Short-Term Securities — 0.6% (Cost — $2,460,402)			2,460,402

Options Purchased — 0.0% (Cost — $95,046)			17,997

Total Investments — 108.6% (Cost — $493,616,771)			482,004,131
Liabilities in Excess of Other Assets — (8.6)%			(36,425,466)

Net Assets — 100.0%			$445,578,665

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Multi-Sector Opportunities Trust

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Variable rate security. Rate shown is the rate in effect as of period end.
(e)	Rates are discount rates or a range of discount rates paid at the time of purchase.
(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(g)	When-issued security.
(h)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(i)	Perpetual security with no stated maturity date.
(j)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(k)	Zero-coupon bond.
(l)	Annualized 7-day yield as of period end.
(m)

During the period ended June 30, 2018, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Net Activity	Shares Held at 06/30/18	Value at 06/30/18	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,460,402	2,460,402	$2,460,402	$617,278	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
2-Year U.S. Treasury Note	502	09/28/18	$106,338	$11,061
5-Year U.S. Treasury Note	33	09/28/18	3,749	216

				11,277

Short Contracts:
10-Year U.S. Treasury Note	268	09/19/18	32,210	(210,848)
10-Year U.S. Ultra Long Treasury Note	138	09/19/18	17,696	(143,742)

				(354,590)

				$(343,313)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	635,000	ARS	16,694,150	BNP Paribas S.A.	07/30/18	$74,390
USD	1,830,000	ZAR	24,540,571	Standard Chartered Bank	08/10/18	49,638
ZAR	25,544,769	USD	1,830,000	Standard Chartered Bank	08/10/18	23,214
USD	145,041	IDR	2,040,865,703	Bank of America N.A.	09/14/18	3,939

						$151,181

12	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Multi-Sector Opportunities Trust

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range	Notional Amount (000)		Value
Call
S&P 500 Index	One-Touch	Morgan Stanley & Co. International PLC	1,124,800	09/21/18	USD	2,567.49	2,567.49	USD	2,887,362	$17,997

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)		Notional Amount (000) (b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	9/17/58	BBB-	USD	10,000	$(1,029,451)	$(1,126,286)	$96,835
CMBX.NA.9.BBB-	3.00	Monthly	Deutsche Bank AG	9/17/58	BBB-	USD	10,000	(1,029,451)	(1,288,919)	259,468
CMBX.NA.9.BBB-	2.00	Monthly	Deutsche Bank AG	5/11/63	BBB-	USD	5,000	(24,572)	(216,348)	191,776

								$(2,083,474)	$(2,631,553)	$548,079

(a)	Using Standard & Poor’s (“S&P”) rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Derivatives	$—	$(2,631,553)	$548,079	$—

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$—	$—	$11,277	$—	$11,277
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	151,181	—	—	151,181
Options purchased
Investments at value — unaffiliated(b)	—	—	17,997	—	—	—	17,997
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	548,079	—	—	—	—	548,079

	$—	$548,079	$17,997	$151,181	$11,277	$—	$728,534

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$—	$—	$354,590	$—	$354,590
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	2,631,553	—	—	—	—	2,631,553

	$—	$2,631,553	$—	$—	$354,590	$—	$2,986,143

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Schedule of Investments.

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Multi-Sector Opportunities Trust

For the period ended June 30, 2018, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(67,963)	$—	$(67,963)
Forward foreign currency exchange contracts	—	—	—	(1,300)	—	—	(1,300)
Swaps		389,912					389,912

	$—	$389,912	$—	$(1,300)	$(67,963)	$—	$320,649

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(343,313)	$—	$(343,313)
Forward foreign currency exchange contracts	—	—	—	151,181	—	—	151,181
Options purchased(a)	—	—	(77,049)	—	—	—	(77,049)
Swaps	—	548,079	—	—	—	—	548,079

	$—	$548,079	$(77,049)	$151,181	$(343,313)	$—	$278,898

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$55,043,543
Average notional value of contracts — short	$37,684,523
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,305,020
Average amounts sold — in USD	$915,000
Options:
Average value of option contracts purchased	$8,998
Credit default swaps:
Average notional amount-sell protection	$27,500,000

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Futures contracts	$—	$15,112
Options(a)	17,997	—
Swaps — OTC(b)	548,079	2,631,553
Forward foreign currency exchange contracts	151,181	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$717,257	$2,646,665

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(15,112)

Total derivative assets and liabilities subject to an MNA	$717,257	$2,631,553

(a)	Includes options purchased at value which is included in Investments at value—unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America N.A.	$3,939	$—	$—	$—	$3,939
BNP Paribas S.A.	74,390	—	—	—	74,390
Deutsche Bank AG	451,244	(451,244)	—	—	—
Morgan Stanley & Co. International	114,832	(114,832)	—	—	—
Standard Chartered Bank	72,852	—	—	—	72,852

	$717,257	$(566,076)	$—	$—	$151,181

14	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Multi-Sector Opportunities Trust

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (c)	Net Amount of Derivative Liabilities (d)(e)
Deutsche Bank AG	$1,505,268	$(451,244)	$—	$(942,000)	$112,024
Morgan Stanley & Co. International	1,126,285	(114,832)	—	(1,011,453)	—

	$2,631,553	$(566,076)	$—	$(1,953,453)	$112,024

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$112,933,892	$20,856,648	$133,790,540
Corporate Bonds	—	143,147,462	196,500	143,343,962
Floating Rate Loan Interests	—	39,346,304	44,649,665	83,995,969
Foreign Agency Obligations	—	53,677,997	—	53,677,997
Investment Companies	18,163,631	—	—	18,163,631
Non-Agency Mortgage-Backed Securities	—	38,567,880	—	38,567,880
Preferred Securities	—	1,348,512	—	1,348,512
U.S. Government Sponsored Agency Securities	—	6,637,241	—	6,637,241
Short-Term Securities:
Money Market Funds	2,460,402	—	—	2,460,402
Options Purchased:
Equity contracts	—	17,997	—	17,997

	$20,624,033	$395,677,285	$65,702,813	$482,004,131

Derivative Financial Instruments(a)
Assets:
Interest rate contracts	$11,277	$—	$—	$11,277
Forward foreign currency contracts	—	151,181	—	151,181
Credit contracts		548,079	—	548,079
Liabilities:
Interest rate contracts	(354,590)	—	—	(354,590)

	$(343,313)	$699,260	$—	$355,947

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2018	BlackRock Multi-Sector Opportunities Trust

During the period ended June 30, 2018, there were no transfers between levels.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Total
Assets:
Opening Balance, as of February 23, 2018(a)	$—	$—	$—	$—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	3,640	—	—	3,640
Net realized gain (loss)	17,035	—	—	17,035
Net change in unrealized appreciation (depreciation)(b)(c)	82,969	(3,500)	153,775	233,244
Purchases	21,698,528	200,000	44,666,874	66,565,402
Sales	(945,524)	—	(170,984)	(1,116,508)

Closing Balance, as of June 30, 2018	$20,856,648	$196,500	$44,649,665	$65,702,813

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2018 (c)	$82,969	$(3,500)	$153,775	$233,244

(a)	Commencement of operations.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $46,448,313. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs		Range of unobservable Inputs Utilized
Assets:
Floating Rate Loan Interests	$19,254,500	Market	Recent Transactions	(a)	—

(a)	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

See notes to financial statements.

16	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2018

BlackRock Multi-Sector Opportunities Trust

ASSETS
Investments at value — unaffiliated (cost — $491,156,369)	$479,543,729
Investments at value — affiliated (cost — $2,460,402)	2,460,402
Cash pledged:
Collateral — OTC derivatives	2,164,000
Futures contracts	409,000
Foreign currency at value (cost — $117)	121
Receivables:
Interest — unaffiliated	5,008,669
Capital shares sold	1,794,365
Investments sold	150,000
Dividends — affiliated	26,785
Dividends — unaffiliated	215
Unrealized appreciation on:
OTC derivatives	548,079
Forward foreign currency exchange contracts	151,181
Prepaid expenses	1,473

Total assets	492,258,019

LIABILITIES
Bank overdraft	4,511,993
Payables:
Investments purchased	38,874,674
Investment advisory fees	460,853
Variation margin on futures contracts	15,112
Trustees’ and Officer’s fees	10,200
Other accrued expenses	174,870
Swap premiums received	2,631,553

Total liabilities	46,679,255

NET ASSETS	$445,578,764

NET ASSETS CONSIST OF
Paid-in capital	$461,976,465
Distributions in excess of net investment income	(2,346,236)
Accumulated net realized loss	(2,788,139)
Net unrealized appreciation (depreciation)	(11,263,326)

Net Assets	$445,578,764

NET ASSET VALUE
Based on net assets of $445,578,764 and 4,620,426 shares outstanding, unlimited number of shares authorized, $0.001 par value	$96.44

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statement of Operations  (unaudited)

Period February 23, 2018(a) to June 30, 2018

BlackRock Multi-Sector Opportunities Trust

INVESTMENT INCOME
Interest — unaffiliated	$7,625,870
Dividends — affiliated	617,278
Dividends — unaffiliated	207,075
Foreign taxes withheld	(35,763)

Total investment income	8,414,460

EXPENSES
Investment advisory	1,953,200
Professional	62,758
Trustees and Officer	26,358
Accounting services	26,125
Transfer agent	25,625
Custodian	25,000
Printing	17,000
Miscellaneous	27,375

Total expenses	2,163,441
Less fees waived and/or reimbursed by the Manager	(31,159)

Total expenses after fees waived and/or reimbursed	2,132,282

Net investment income	6,282,178

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(3,144,518)
Futures contracts	(67,963)
Forward foreign currency exchange contracts	(1,300)
Foreign currency transactions	35,730
Swaps	389,912

(2,788,139)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(11,612,640)
Futures contracts	(343,313)
Forward foreign currency exchange contracts	151,181
Foreign currency translations	(6,633)
Swaps	548,079

(11,263,326)

Net realized and unrealized loss	(14,051,465)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,769,287)

(a)	Commencement of operations.

See notes to financial statements.

18	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Changes in Net Assets

BlackRock Multi-Sector Opportunities Trust
Period 02/23/18(a) to 06/30/18 (unaudited)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,282,178
Net realized loss	(2,788,139)
Net change in unrealized appreciation (depreciation)	(11,263,326)

Net decrease in net assets resulting from operations	(7,769,287)

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	(8,628,414)

CAPITAL SHARE TRANSACTIONS
Net proceeds from issuance of shares	460,082,100
Reinvestment of common distributions	1,794,365

Net increase in net assets derived from capital share transactions	461,876,465

NET ASSETS
Total increase in net assets	445,478,764
Beginning of period	100,000

End of period	$445,578,764

Distributions in excess of net investment income, end of period	$(2,346,236)

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	19

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Multi-Sector Opportunities Trust
	Period 02/23/18(a) to 06/30/18
Net asset value, beginning of period	$100.00

Net investment income(b)	1.37
Net realized and unrealized loss	(3.05)

Net decrease from investment operations	(1.68)

Distributions from net investment income(c)	(1.88)

Net asset value, end of period	$96.44

Total Return(d)
Based on net asset value	(1.69	)%(e)

Ratios to Average Net Assets
Total expenses	1.35	%(f)(g)(h)

Total expenses after fees waived	1.33	%(f)(h)

Net investment income	3.94	%(f)(h)

Supplemental Data
Net assets, end of period (000)	$443,784

Portfolio turnover rate	25%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices. No secondary market for the Trust’s common shares exists.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the expense ratio would have been 1.38%.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.06%.

See notes to financial statements.

20	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Multi-Sector Opportunities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is registered as a non-diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust. The Trust determines and makes available for publication the net asset value (“NAV”) of its Common Shares on a daily basis.

The Trust, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of closed-end funds referred to as the Closed-End Complex.

Prior to commencement of operations on February 23, 2018, the Trust had no operations other than those relating to organizational matters and the sale of 1,000 Common Shares on February 9, 2018 to BlackRock Holdco. 2, Inc., an affiliate of the Trust, for $100,000. Investment operations for the Trust commenced on February 23, 2018.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: The Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The portion of distributions, if any, that exceeds a trust’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust, if applicable. Deferred compensation liabilities are included in the officer’s and trustees’ fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan.

Organization and Offering Costs: Organization costs associated with the establishment of the Trust and offering expenses of the Trust with respect to the issuance of shares (other than the sales load) were paid by the Manager.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Trust.

Indemnifications: In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

Other: Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trust determines the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Trust’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trust’s net assets.

•

Exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at the official closing price each day, if available. For ETFs traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. ETFs traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Trust’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

22	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a trust may subsequently have to reinvest the proceeds at lower interest rates. If a trust has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (unaudited) (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a trust to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a trust to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a trust’s investment policies.

When a trust purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a trust may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a trust upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A trust may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

24	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Floating rate loan interests are usually freely callable at the borrower’s option. A trust may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a trust having a contractual relationship only with the lender, not with the borrower. A trust has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a trust generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A trust may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a trust assumes the credit risk of both the borrower and the lender that is selling the Participation. A trust’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a trust may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a trust having a direct contractual relationship with the borrower, and a trust may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The trust may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the trust may be required to pay more at settlement than the security is worth. In addition, the trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a trust sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A trust receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a trust continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A trust may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a trust suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a trust would still be required to pay the full repurchase price. Further, a trust remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a trust to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a trust may receive a fee for the use of the security by the counterparty, which may result in interest income to a trust.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trust and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trust are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (unaudited) (continued)

currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Trust purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trust writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Trust writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Trust bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trust purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

•	Barrier options – The Trust may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Trust may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trust and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Trust’s counterparty on the swap agreement becomes the CCP. The Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a trust is not otherwise exposed (credit risk).

The Trust may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trust will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trust will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

26	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trust, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trust. Any additional required collateral is delivered to/pledged by the Trust on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trust from its counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trust has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust entered into an Investment Advisory Agreement with the Manager, the Trust’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Trust.

For such services, the Trust pays the Manager a monthly fee at an annual rate equal to 1.25% of the average daily value of the Trust’s managed assets. For purposes of calculating this fee, “managed assets” mean the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

The Manager entered into sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BIL and BRS, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Trust to the Manager.

Expense Waivers: With respect to the Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the period ended June 30, 2018, the amount waived was $31,159.

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of the Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2019. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice by a majority of the Trusts’ Independent Trustees. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the period ended June 30, 2018, there were no fees waived by the Manager.

Trustees and Officers: Certain Trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the period ended June 30, 2018, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$524,791,625	$40,337,547
U.S. Government Securities	45,941,679	45,630,782

	$570,733,304	$85,968,329

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (unaudited) (continued)

8.	INCOME TAX INFORMATION

It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination.

Management has analyzed tax laws and regulations and their application to the Trust as of June 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements.

As of June 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$493,616,771

Gross unrealized appreciation	1,923,726
Gross unrealized depreciation	(13,180,419)

Net unrealized depreciation	$(11,256,693)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Trust or to its shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Trust’s financial statements, if any, cannot be fully determined.

9.	PRINCIPAL RISKS

In the normal course of business, the Trust invests in securities or other instruments and may enter into certain transactions, and such activities subject the Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations.

The Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Trust to reinvest in lower yielding securities. The Trust may also be exposed to reinvestment risk, which is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Trust portfolio’s current earnings rate.

The Trust will terminate at the close of business on February 22, 2024. The Trust is not a target term fund and thus does not seek to return its initial public offering price of $100 per common share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $100 per common share. Because the Trust does not list its common shares on any securities exchange, an investment in the Trust, unlike an investment in a traditional listed closed-end fund, should be considered illiquid.

The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise Trust to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Valuation Risk: The price the Trust could receive upon the sale of any particular portfolio investment may differ from the Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Trust, and the Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trust may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trust manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Trust.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

28	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Trust.

For OTC options purchased, the Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trust should the counterparty fail to perform under the contracts. Options written by the Trust do not typically give rise to counterparty credit risk, as options written generally obligate the Trust, and not the counterparty, to perform. The Trust may be exposed to counterparty credit risk with respect to options written to the extent the Trust deposits collateral with its counterparty to a written option.

With exchange-traded options purchased, futures, and centrally cleared swaps, there is less counterparty credit risk to the Trust since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trust.

Concentration Risk: The Trust may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

The Trust invests a significant portion of its assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Trust invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

10.	CAPITAL SHARE TRANSACTIONS

The Trust is authorized to issue an unlimited numbers of shares, all of which were initially classified as Common Shares. The par value for the Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares without the approval of Common Shareholders.

Shares issued and outstanding for the period February 23, 2018 to June 30, 2018, increased by 18,605 as a result of dividend reinvestment and 4,601,821 from the initial public offering.

Beginning one year after the completion of this offering and ending upon the adoption of a plan of liquidation, the Trust intends, but is not obligated, to conduct quarterly tender offers for up to 2.5% of the common shares then outstanding in the sole discretion of the Board.

As of June 30, 2018, BlackRock Holdco 2, Inc., an affiliate of the Trust, owned 1,000 shares of the Trust.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Trust through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Multi-Sector Opportunities Trust (the “Trust”) met in person on October 26, 2017 (the “Meeting”) to consider the approval of the Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor. The Board also considered the initial approval of two proposed sub-advisory agreements (the “Sub-Advisory Agreements”) among (1) BlackRock Advisors, LLC (the “Manager”), the Trust’s investment advisor, BlackRock International Limited (“BIL”) and the Trust and (2) the Manager, BlackRock (Singapore) Limited (“BSL”) and the Trust. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.” The Trust commenced operations in February 2018.

Activities and Composition of the Board

On the date of the Meeting, the Board consisted of eleven individuals, seven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), and an additional two of whom would be Independent Board Members after the completion of the Trust’s initial public offering. The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Agreements. In connection with this process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Trust by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, accounting, administrative, and shareholder services; oversight of fund service providers; marketing; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the Meeting, the Board received materials specifically relating to the Agreements. The Board engaged with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the Meeting included (a) information regarding the investment objective and policies of the Trust; (b) the team of investment advisory personnel assigned to the Trust; (c) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Trust fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”); (d) information prepared by BlackRock on Trust fees and expenses as compared to a supplemental peer group consisting of other unlisted closed-end funds employing similar opportunistic, less liquid investment strategies (“Supplemental Peer Group”); and (e) discussion of anticipated fall-out benefits to BlackRock and its affiliates. Periodically, the Board Members, in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds, have received other information, including general information regarding BlackRock’s management of such funds (including the investment performance of BlackRock portfolio management in general), BlackRock’s management of relationships with service providers of such funds, resources devoted to compliance with such funds’ investment objectives and policies, and the structure and expertise of BlackRock and BlackRock’s parent companies, information on the profits realized by BlackRock and its affiliates as a result of its relationships with such funds, general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds and open-end funds, under similar investment mandates, as applicable, BlackRock’s policies and procedures in respect of execution of portfolio transactions, the existence, impact and sharing of potential economies of scale and other matters.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services to be Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Trust’s portfolio management team discussing the Trust’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Trust’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services to be provided to the Trust. BlackRock and its affiliates will provide the Trust with certain administrative, shareholder, and other services (in addition to any such services to be provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates will provide the Trust with

30	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-advisory Agreements  (continued)

administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers, including, among others, the Trust’s custodian, fund accountant, transfer agent and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing administrative functions necessary for the operation of the Trust, such as tax reporting, expense management, fulfilling regulatory filing requirements and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trust and BlackRock: In their capacity as members of the boards of directors or trustees of certain other BlackRock-advised funds, the Board Members, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other BlackRock-advised funds. The Board, however, could not consider the performance history of the Trust because the Trust was newly organized and had not yet commenced operations as of the meeting.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trust: The Board, including the Independent Board Members, reviewed the Trust’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Trust’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board Members noted that they had previously received and reviewed statements relating to BlackRock’s financial condition in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds. The Board Members had previously reviewed BlackRock’s profitability methodology with respect to other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate estimated profitability data provided for the prior two years. The Board acknowledged the Manager’s representation that it expected the Trust’s costs of services and profitability to be broadly in line with those of other similar funds managed by the Manager. The Board Members then noted their previous review of BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating estimated expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board Members then noted their previous review, as described above, of BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board reviewed their previous consideration of the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Trust in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Trust’s contractual management fee rate ranked in the fourth quartile and that the estimated actual management fee rate and the estimated total expense ratio each ranked in the fourth quartile, relative to the Trust’s Expense Peers. The Board also noted that the Trust’s estimated actual advisory fee rate ranked in the first quartile relative to the Supplemental Peer Group. In addition, the Board reviewed expense information, which showed that the Trust’s estimated total expense ratio ranked in the third quartile (based on estimated leverage of 30%), relative to the Supplemental Peer Group. BlackRock believes that the Supplemental Peer Group is a more appropriate expense comparison for the Trust.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Trust increase. The Board also considered the extent to which the Trust may benefit from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to more fully participate in these economies of scale.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS	31

Disclosure of Investment Advisory Agreement and Sub-advisory Agreements  (concluded)

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices for BlackRock closed-end funds throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the completion of the redemption of auction rate preferred securities (“AMPS”) for all of the BlackRock closed-end funds; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the Advisory Agreement between the Manager and the Trust to June 30, 2019 and the Sub-Advisory Agreements among (1) the Manager, BSL and the Trust and (2) the Manager, BIL and the Trust, to June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

32	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Richard E. Cavanagh, Chair of the Board and Trustee

Karen P. Robards, Vice Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee and President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited

Edinburgh, EH3 8BL

BlackRock (Singapore) Limited

079912 SIngapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Boston, MA 02116

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

TRUSTEE AND OFFICER INFORMATION	33

Additional Information

Dividend Policy

The Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trust for any particular quarter may be more or less than the amount of net investment income earned by the Trust during such quarter. The portion of distributions that exceeds the Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of the Trust’s taxable income and net capital gains, but not in excess of the Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trust’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trust does not make available copies of its Statement of Additional Information because the Trust’s shares are not continuously offered, which means that the Statement of Additional Information of the Trust has not been updated after completion of the respective Trust’s offerings and the information contained in the Trust’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Trust’s investment objectives or policies or to the Trust’s charters or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trust will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trust’s Form N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.

34	2018 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Section 19(a) Notice

The amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

Total Fiscal Year to Date Cummulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
1.095478	—	—	0.779522	1.875000	58%	—	—	42%	100%

The Trust estimates that it has distributed more than its income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’ When distributions exceed total return performance, the difference will reduce the Trust’s NAV per share.

Section 19(a) notices for the Trust, as applicable, are available on the BlackRock website at http://www.blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

CLO	Collateralized Loan Obligation
ETF	Exchange-Traded Fund
Libor	London Interbank Offered Rate
S&P	S&P Global Rating
SPDR	Standard & Poor’s Depository Receipts

Currency

ARS	Argentina Peso
USD	United States Dollar
ZAR	South African Rand

ADDITIONAL INFORMATION	35

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MSO-6/18-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a)	Not Applicable to this semi-annual report
(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

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(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-Sector Opportunities Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Multi-Sector Opportunities Trust

Date: September 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Multi-Sector Opportunities Trust

Date: September 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Multi-Sector Opportunities Trust

Date: September 4, 2018

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